UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2019

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0800

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On October 2, 2019, Sterling Construction Company, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, the completion of its acquisition (the “Acquisition”) of all of the issued and outstanding shares of capital stock of LK Gregory Construction, Inc. and Plateau Excavation, Inc., and all of the issued and outstanding equity interests in DeWitt Excavation, LLC (collectively, “Plateau”). The Original Form 8-K did not include the financial statements of Plateau or the unaudited pro forma financial information of the combined entity required under Item 9.01 of Form 8-K.

This Amendment No. 1 (this “Amendment No. 1”) to the Original Form 8-K amends the Original Form 8-K to include the financial statements and pro forma information required by Item 9.01 of Form 8-K in connection with the Acquisition. Except for the filing of such financial statements and pro forma information, this Amendment No. 1 does not modify or update other disclosures in, or exhibits to, the Original Form 8-K. In accordance with the requirements of Item 9.01 of Form 8-K, this Amendment No. 1 is being filed within 71 calendar days of the date that the Original Form 8-K was required to be filed with respect to the Acquisition.

Item 9.01	Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired
The audited combined financial statements of Plateau as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018 are filed as Exhibit 99.1 and incorporated by reference herein.
The unaudited combined financial statements of Plateau as of and for the six months ended June 30, 2019 and 2018 are filed as Exhibit 99.2 and incorporated by reference herein.
(b)     Pro Forma Financial
The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018 with respect to the Acquisition is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.
(d)    Exhibits
The following exhibits are filed with this Amendment No. 1:

Exhibit Number	Description
23.1	Consent of Cooper, Travis & Company, PLC
99.1	Audited combined financial statements of Plateau as of December 31, 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018
99.2	Unaudited combined financial statements of Plateau as of and for the six months ended June 30, 2019 and 2018
99.3
Unaudited pro forma condensed combined balance sheet of Sterling Construction Company, Inc. as of June 30, 2019 and statements of operations of Sterling Construction Company, Inc. for the year ended December 31, 2018 and for the six-months ended June 30, 2019, after giving effect to the Acquisition and the adjustments described in such pro forma statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSTRUCTION COMPANY, INC.

Date:	October 18, 2019	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Chief Financial Officer